Long-Term Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Long-Term Debt
9. LONG-TERM DEBT
Credit Facility
In the third quarter of 2015, the Company amended its $1.8 billion five-year credit facility dated August 29, 2013 by reducing the aggregate principal amount available under the facility to $1.6 billion and extending the maturity to July 2020 (the “2015 Credit Agreement”).
The 2015 Credit Agreement contains generally customary terms and conditions, including covenants restricting the company's ability to sell all or substantially all of its assets, merge or consolidate with another entity or undertake other fundamental changes and incur liens. The company also cannot permit the ratio of its debt to capitalization (as set forth in the Credit Agreement) to exceed 65 percent. At December 31, 2015, the company was in compliance with all covenants under the Credit Agreement and there was no balance outstanding under this facility.
Unsecured Senior Notes
In February 2015, the company issued $600 million of unsecured senior notes due April 15, 2045 with a fixed interest rate of 3.85 percent (the Notes). Interest on the Notes is payable semi-annually in arrears. The Notes are subject to redemption, in whole or in part, at the company's discretion at any time, or from time to time, prior to maturity at a redemption price equal to the greater of the principal amount of the Notes or an applicable “make-whole” amount, plus accrued and unpaid interest. We are using the net proceeds from this offering for general corporate purposes, including the funding of a $500 million voluntary contribution to our pension plans in the first quarter of 2015 and a debt repayment due in 2016.
Long-term debt consists of the following:

$ in millions		December 31
		2015	2014
Fixed-rate notes and debentures, maturing in	Interest rate
2016	7.75%	$107	$107
2018	1.75% - 6.75%	1,050	1,050
2019	5.05%	500	500
2021	3.50%	700	700
2023	3.25%	1,050	1,050
2026	7.75% - 7.88%	527	527
2031	7.75%	466	466
2040	5.05%	300	300
2043	4.75%	950	950
2045	3.85%	600	—
Capital leases	Various	31	33
Other	Various	245	245
Total long-term debt		6,526	5,928
Less: current portion		110	3
Long-term debt, net of current portion		$6,416	$5,925

Indentures underlying long-term debt issued by the company or its subsidiaries contain various restrictions with respect to the issuer, including one or more restrictions relating to limitations on liens, sale-leaseback arrangements and funded debt of subsidiaries. The majority of these fixed rate notes and debentures are subject to redemption at the company’s discretion at any time prior to maturity in whole or in part at the principal amount plus any make-whole premium and accrued and unpaid interest. Interest on these fixed rate notes and debentures are payable semi-annually in arrears.
Total interest payments, net of interest received, were $291 million, $281 million, and $234 million for the years ended December 31, 2015, 2014 and 2013, respectively.
Maturities of long-term debt as of December 31, 2015, are as follows:

$ in millions
Year Ending December 31
2016	$110
2017	3
2018	1,053
2019	504
2020	31
Thereafter	4,822
Total principal payments	6,523
Unamortized premium on long-term debt, net of discount	3
Total long-term debt	$6,526